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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 29, 1999



                             THE UNIMARK GROUP, INC.
               (Exact name of Registrant as specified in charter)



           Texas                        1-13242               75-2436543
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


               UNIMARK HOUSE
              124 MCMAKIN ROAD
              BARTONVILLE, TEXAS                      76226
    (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (817) 491-2992

                             -----------------------


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ITEM 5.  Other Events.

SALE OF $5 MILLION OF COMMON STOCK

     On March 31, 1999, The UniMark Group, Inc., a Texas corporation (the "Company"), issued a press release announcing that, the Company had sold 2,000,000 newly issued shares of Common Stock at a purchase price of $2.50 per share, for an aggregate purchase price of $5,000,000 to M & M Nominee L.L.C., an affiliate of the Mexico Strategic Investment Fund, Ltd.

     The description of the agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the transaction agreement, a copy of each of which has been filed as Exhibit 99.2 hereto, and which is incorporated by reference herein.

     M & M Nominee L.L.C. is owned 80% by Mexico Strategic Investment Fund Ltd. and 20% by Madera LLC. M&M Nominee L.L.C.'s principal business is investment in securities. Mexico Strategic Advisors LLC's principal business is to serve, pursuant to contract, as the principal investment manager to Mexico Strategic Investment Fund Ltd. and Madera LLC. The principal business of each of Mexico Strategic Investment Fund Ltd. and Madera LLC is investment in securities.

INTENTION TO FILE FORM 10-K EXTENSION

     On March 31, 1999, the Company issued a press release announcing that the Company will file for an extension for the filing of their Form 10-K.

NAMING OF NEW CHIEF FINANCIAL OFFICER

     On March 31, 1999, the Company issued a press release announcing that the Company named Charles "Chuck" A. Horne to serve as its Chief Financial Officer. Mr. Horne is fluent in English and Spanish and has years of international experience.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

               Exhibit 99.1 - Press Release, dated March 31, 1999, announcing that the Company had sold 2,000,000 newly issued shares of Common Stock at a purchase price of $2.50 per share, for an aggregate purchase price of $5,000,000 to M & M Nominee L.L.C.

               Exhibit 99.2 - Purchase Agreement dated March 29, 1999, by and between The UniMark Group, Inc., a Texas corporation, and M & M Nominee, L.L.C., a Delaware limited liability company.

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               Exhibit 99.3 - Press Release, dated March 31, 1999, announcing that the Company will file for an extension for the filing of their Form 10-K.

               Exhibit 99.4 - Press Release, dated March 31, 1999, announcing that the Company named Charles "Chuck" A. Horne to serve as its Chief Financial Officer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE UNIMARK GROUP, INC.
                                                    (Registrant)


Date: March 31, 1999                          By: /s/ Soren Bjorn
                                                 -------------------------
                                                      Soren Bjorn
                                                      President, Chief Executive
                                                      Officer and Director


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1     -     Press Release, dated March 31, 1999, announcing that the
               Company had sold 2,000,000 newly issued shares of Common Stock at a purchase price of $2.50 per share, for an aggregate purchase price of $5,000,000 to M & M Nominee L.L.C.

99.2     -     Purchase Agreement dated March 29, 1999, by and between The
               UniMark Group, Inc., a Texas corporation, and M & M Nominee,
               L.L.C., a Delaware limited liability company.

99.3     -     Press Release, dated March 31, 1999, announcing that the
               Company will file for an extension for the filing of their Form
               10-K.

99.4     -     Press Release, dated March 31, 1999, announcing that the
               Company named Charles "Chuck" A. Horne to serve as its Chief
               Financial Officer.